Accumulated Other Comprehensive Loss (Tables)	12 Months Ended
Dec. 31, 2012
Schedule Of Accumulated OCI Net

Accumulated OCI net of $Nil taxes at December 31 of each year consisted of the following (in millions):

	2012	2011
Net unrealized gains on investment securities	$17.5	$—
Currency translation adjustments	(0.1)	(0.1)
Unamortized net actuarial loss on pension plans	(61.8)	(37.0)
Unamortized prior service cost on pension plans	(0.2)	(0.3)

Accumulated other comprehensive loss	$(44.6)	$(37.4)